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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                   FORM 8-K
                                Current Report



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




                       Date of Report:  December 31, 1995
                                      ---------------------
                      (Date of earliest event reported)



                           NYTEST ENVIRONMENTAL INC.
              ----------------------------------------------------
              Exact name of registrant as specified in its charter



            Delaware                     0-15241                  11-2725582
         ---------------                 -------                --------------
State of other jurisdiction of       Commission File No.        I.R.S. Employer
incorporation or organization                                         ID No.




                60 Seaview Boulevard, Port Washington, New York
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:    (516) 625-5500
                                                   -----------------------

                                      N/A
          -----------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 1.  Acquisition or Disposition of Assets

         Effective December 31, 1995, NEI/GTEL Environmental Laboratories, Inc. ("NEI/GTEL"), a newly formed, wholly owned subsidiary of Nytest Environmental Inc. (the "Registrant"), acquired the business and substantially all of the assets of GTEL Environmental Laboratories, Inc. ("GTEL"), a subsidiary of Groundwater Technologies Corporation ("Groundwater"). The assets acquired include equipment, leasehold improvements, customer contracts and other assets relating to the business of GTEL, except for real estate owned in Wichita, Kansas, and certain GTEL assets located in Tempe, Arizona and Concord, California, cash and accounts receivable. NEI/GTEL, as part of the transaction, entered into a long-term lease for the use of the GTEL Wichita facility and assignment and assumption agreements for the leases of GTEL facilities in Tampa, Florida and Milford, New Hampshire. NEI/GTEL also hired all of the active employees of GTEL as of the effective date of the transaction. In exchange for the assets acquired, the NEI/GTEL paid $3.392 million (subject to adjustment based upon an audit of the assets acquired and liabilities assumed) in a combination of cash, assumption of liabilities and the issuance of a secured convertible note in the amount of $1.292 million. The Registrant will continue to provide services to the clients of GTEL from the facilities described above.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements

                 The financial information described below which is required by
Item 7 of Form 8-K is not yet available. The Registrant anticipates that it will file the required financial information as soon as possible, but not later than 60 days from the date this report must be filed.

                 Report of Coopers & Lybrand
                 Balance Sheet of GTEL at April 29, 1995
                 Statement of Operations of GTEL, two years ended April 29, 1995 Statements of Cash Flows of GTEL, two years ended April 29, 1995
                 Notes to Financial Statements

         (b)     Pro Forma Financial Information

                 Pro Forma Combined Balance Sheet at December 31, 1995
                 Pro Forma Combined Statements of Operation for the year ended December 31, 1995





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         (c)     Exhibits

         The following Exhibits will be filed by amendment:

                 2.1 Asset and Business Purchase Agreement dated December 28, 1995 between NEI/GTEL Environmental Laboratores, Inc. and GTEL Environmental Laboratories, Inc.

                 99.1 Marketing and Supply Agreement dated December 31, 1995 between NEI/GTEL Environmental Laboratories, Inc. and Groundwater Technology, Inc.

                 99.2 Subordinated Convertible Note of NEI/GTEL Environmental Laboratories, Inc. dated December 31, 1995.

                 99.3 Security Agreement dated December 31, 1995 among NEI/GTEL Environmental Laboratories, Inc., GTEL Environmental Laboraties, Inc. and Nytest Environmental Inc.

                 99.4 Registration Rights Agreement dated December 28, 1995 between Nytest Environmental Inc. and Groundwater Technology, Inc.

                 99.5 Guaranty of Nytest Environmental Inc. dated December 31, 1995.

                 99.6 Lease of 4211 West May, Wichita, KS, dated December 31, 1995.

                 99.7     Assignment of Patent Rights dated December 31, 1995.



                            [SIGNATURE PAGE FOLLOWS]





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


January 15, 1996                        NYTEST ENVIRONMENTAL  INC.



                                        By:     /s/  John Gaspari
                                                -------------------------------
                                                John Gaspari, President and
                                                Chief Executive Officer



                                        By:     /s/ Elliot J. Laitman
                                                -------------------------------
                                                Elliot J. Laitman, Chief
                                                Financial Officer and Treasurer





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